3. LIQUIDITY	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Notes to Financial Statements
LIQUIDITY

The Company’s cash and cash equivalents balance at September 30, 2016 was approximately $175 thousand, a decrease of $1.7 million from December 31, 2015. Major uses of cash were attributed to a $1.9 million loss for the nine months ended September 30, 2016, an increase of approximately $1.8 million in accounts receivable, an increase of approximately $1.4 million in inventory, and an increase of approximately $0.2 million in prepaid expense. These were partially offset by increases of approximately $2.1 million in bank debt, approximately $0.7 million in accrued expenses, and approximately $0.4 million in accounts payable.

On September 30, 2016 the Company had approximately $2.1 million in bank debt of a $3.0 million credit line, working capital of approximately $2.9 million including approximately $175 thousand in cash and cash equivalents. The Company raised $3.65 million from a $3.42 million private placement in September 2015 and a $229 thousand rights offering in July 2015. On December 31, 2015 the Company had working capital of approximately $4.4 million including approximately $1.8 million in cash and cash equivalents. The Company’s current ratio at September 30, 2016 was 1.6 compared to 3.6 at December 31, 2015.

On May 18, 2015, the Company announced licensing of the Motorola trademark for cable modems and gateways for the U.S. and Canada for five years starting January 2016. In order to support anticipated sales growth, the Company raised approximately $3.65 million as described above. The Company believes that its existing financial resources, supplemented by net proceeds of approximately $1.5 million from the private placement offering that occurred subsequent to September 30, 2016, along with its existing line of credit and recent increase to the credit limit, will be sufficient to fund operations for at least the next twelve months.

On December 31, 2015 the Company had working capital of $4.4 million including $1.8 million in cash and cash equivalents. On December 31, 2014 the Company had working capital of $2.1 million including $138 thousand in cash and cash equivalents. The Company’s current ratio at December 31, 2015 was 3.6 compared to 2.1 at December 31, 2014.

The Company raised $3.65 million in 2015 from a $3.42 million private placement in September and a $229 thousand rights offering in July.  The Company’s cash balance was also augmented by a $697 thousand increase in accounts payable, a $732 thousand decrease in net accounts receivable. These increases were offset by a pay-down in the outstanding bank debt of $840 thousand, a $1.1 million increase in net inventory and a 12-month loss of $833 thousand.  As of December 31, 2015 the Company had no bank debt, a maximum available line of credit of $1.25 million, working capital of $4.4 million, and a current ratio of 3.6. In 2014, the Company’s operating activities used $411 thousand in cash, primarily due to $361 thousand recognized foreign currency gains previously reported in Accumulated Other Comprehensive Income on the Consolidated Balance Sheets, and $137 thousand increase in accounts receivable.

On May 18, 2015, the Company announced licensing of the Motorola trademark for cable modems and gateways for the US and Canada for 5 years starting January 2016. In order to support anticipated sales growth, the Company raised approximately $3.65 million net, as described above.  The Company believes that its existing financial resources along with its existing line of credit, with the potential to increase the maximum credit limit, will be sufficient to fund operations for the foreseeable future if the Company management's sales and operating profit expectations are met.